Long-Term Debt and Loan Commitment (Tables)	12 Months Ended
Mar. 31, 2022
Debt Disclosure [Abstract]
Schedule of Long Term Debt
Long-term debt, net consists of the following (in thousands):

	March 31, 2022	March 31, 2021
Principal amount	$217,400	$170,100
Exit fee / end of term charge	5,000	1,390
Less: unamortized debt discount and issuance costs	(12,375)	(1,210)

Total debt, net	210,025	170,280
Less: current portion	—	—

Total long-term debt, net	$210,025	$170,280

Schedule of Company's Annual Payments
Annual maturities, including the exit fee, of debt outstanding as of March 31, 2022 are as follows (in thousands). Long term debt issued by Dermavant for which the fair value option has been elected is excluded from the below as the repayment terms are variable.

Years Ending March 31,
2023	$—
2024	—
2025	—
2026	—
2027	45,000
Thereafter	—

Total	$45,000